                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4809
                                  ---------------------------------------------

                           Liberty All-Star Equity Fund
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: 12/31/04
                        --------------------------
Date of reporting period: 06/30/04
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

SECOND QUARTER REPORT - JUNE 30, 2004

[ALL STAR(R) EQUITY FUND LOGO]

Q2

MULTI-MANAGEMENT

[GRAPHIC]

CLOSED-END STRUCTURE

[GRAPHIC]

PROFESSIONAL MANAGEMENT

[GRAPHIC]

ACCESS TO LEADING INVESTMENT MANAGERS

[GRAPHIC]

ONGOING MONITORING AND REBALANCING

[GRAPHIC]

DISTRIBUTION POLICY

[GRAPHIC]

LIBERTY ALL-STAR EQUITY FUND

LIBERTY ALL-STAR EQUITY FUND

FUND STATISTICS AND PERFORMANCE     2ND QUARTER 2004         YEAR-TO-DATE
---------------------------------------------------------------------------
Period End Net Asset Value (NAV)           --                    $9.17
---------------------------------------------------------------------------
Period End Market Price                    --                    $9.21
---------------------------------------------------------------------------
Period End Premium                         --                     0.4%
---------------------------------------------------------------------------
Distributions                             $0.22                  $0.46
---------------------------------------------------------------------------
Market Price Trading Range          $8.26 to $10.49         $8.26 to $10.49
---------------------------------------------------------------------------
Premium Range                        0.2% to 13.6%           0.2% to 13.6%
---------------------------------------------------------------------------
Shares Valued at NAV                       2.6%                   5.6%
---------------------------------------------------------------------------
Shares Valued at NAV
with Dividends Reinvested                  2.6%                   5.6%
---------------------------------------------------------------------------
Shares Valued at Market Price
with Dividends Reinvested                 (6.4)%                  2.3%
---------------------------------------------------------------------------
Lipper Large-Cap Core
Mutual Fund Average                        0.9%                   2.0%
---------------------------------------------------------------------------
S&P 500 Index                              1.7%                   3.4%
---------------------------------------------------------------------------

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged S&P 500 Index are total returns, including income. Past performance cannot predict future results.

ON THE COVER

THE PHOTOGRAPHS NEXT TO LADY LIBERTY'S TORCH SYMBOLIZE THE FUND'S UNIQUE ATTRIBUTES THAT WERE DESCRIBED IN THE FUND'S 2003 ANNUAL REPORT.

                                                              PRESIDENT'S LETTER

FELLOW SHAREHOLDERS:                                                   JULY 2004

The stock market posted a modest advance during the second quarter, as the S&P 500 Index gained 1.7 percent during the period. The gain duplicated the index's
1.7 percent advance in the first quarter, bringing its first half return to 3.4 percent. The S&P 500 declined in April, but gained ground in May and June to conclude the half.

    The quarter was marked by the prospect of higher interest rates, rising oil prices, fears surrounding the handover of power in Iraq and concerns over a slowdown in global economic growth. All contributed to sluggishness in share prices. With this uncertainty as a backdrop, small cap stocks underperformed large cap stocks; energy stocks advanced, and financial stocks declined owing to concerns over higher interest rates. Stocks have experienced a broad based decline thus far in July as the market has failed to overcome the aforementioned concerns.

    On the positive side, the economy continued to expand and corporate earnings continued to rise. During the quarter, the government reported a 4.4 percent rise in first quarter GDP, up from the solid 4.1 percent pace registered in the fourth quarter of 2003. By the time all reports are in, year-over-year second quarter corporate earnings are expected to be ahead by more than 20 percent for the fourth quarter in a row--a rare event.

    We continued to see a gradual rotation toward higher quality stocks--those companies that exhibit sustainable earnings growth, strong balance sheets and solid cash flow. However, for the entire first half the lowest quality stocks still narrowly outperformed the highest quality ones. In terms of style, value outperformed growth across the board--large, mid and small-cap--during the first half.

    Liberty All-Star Equity Fund posted a generally positive quarter. With shares valued at net asset value (NAV) with dividends reinvested, the Fund gained 2.6 percent. This result topped the S&P 500 Index and was ahead of the Fund's primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, which advanced 0.9 percent. For the first half, the Fund gained 5.6 percent with shares valued at NAV with dividends reinvested. By comparison, the S&P 500 Index, as mentioned, gained 3.4 percent for the half, while the Lipper Large-Cap Core Mutual Fund Average advanced 2.0 percent.

    The sole reversal for the quarter was a 6.4 percent decline in the market value of Fund shares with dividends reinvested. This was in sharp contrast to the solid NAV investment performance. During the quarter, the premium at which Fund shares traded above NAV reached a high of 13.6 percent which, history shows, was unsustainably high. By quarter-end, the Fund continued to trade at a modest premium to NAV, and its market price return for the first half was on the positive side at 2.3 percent.

    Long term, the Fund continues to perform well. The Fund ranks in the top 20 percent of funds in the Lipper Large-Cap Core Mutual Fund universe since the Fund's first full calendar year of operation, more than 17 years ago. One-, three- and five-year Fund returns are all in the top 5 percent of that Lipper universe.

    In other Fund news, the offering to shareholders of rights to purchase additional shares of the Fund was completed successfully. The offering, which allowed investors to subscribe for one additional share for each 10 shares owned, was oversubscribed. In accord with previously announced terms of the offering, the number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests. This brought the total value of the offering to approximately $132 million. We at Liberty Asset Management Company (LAMCO) are gratified by this response, and thank shareholders for their confidence in the Fund.

    We invite you to read the interview with investment manager Arnold Schneider of Schneider Capital Management beginning on page 8. This is the first interview of this manager since we introduced him to Fund shareholders in the first quarter report of 2002. We believe you'll find his comments to be interesting and insightful.

    Once again, we at LAMCO thank shareholders for their ongoing support of the Fund. We believe that the Fund is properly structured with a quality team of investment managers, giving us confidence as we move into the future.

Sincerely,

/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund

                                   INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND'S ASSETS ARE EQUALLY DISTRIBUTED AMONG
THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

[CHART]

MASTRAPASQUA ASSET      GROWTH/Companies whose valuations do not reflect the
MANAGEMENT, INC.        potential for accelerated earnings and cash flow growth.

TCW INVESTMENT          GROWTH/Companies that have superior sales growth,
MANAGEMENT COMPANY      leading and/or rising market shares, and high and/or
                        rising profit margins.

MATRIX ASSET ADVISORS,  VALUE/Companies that are financially strong and trade
INC.                    below their enterprise value.

PZENA INVESTMENT        VALUE/Companies with low price-to-normalized earnings
MANAGEMENT, LLC         ratios that have the ability to generate earnings
                        recovery.

SCHNEIDER CAPITAL       VALUE/Companies that are overlooked and undervalued
MANAGEMENT              where the firm expects a rebound in earnings.

MANAGERS' DIFFERING INVESTMENT STYLES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

                                   INVESTMENT STYLE SPECTRUM

PORTFOLIO CHARACTERISTICS           VALUE           GROWTH
AS OF JUNE 30, 2004
(UNAUDITED)                         [GRAPHIC]

                                                                   MASTRA-             TOTAL        S&P
                                   SCHNEIDER    PZENA    MATRIX    PASQUA      TCW      FUND     500 INDEX
----------------------------------------------------------------------------------------------------------
Number of Holdings                        60       35        36         40       26       168*         500
----------------------------------------------------------------------------------------------------------
Percent of Holdings in Top 10             36%      42%       37%        34%      58%       17%          22%
----------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)          $      17    $  43    $   81    $    35    $  55    $   45    $      90
----------------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share Growth                  1%      11%        5%         8%      26%       11%           9%
----------------------------------------------------------------------------------------------------------
Dividend Yield                           1.1%     2.0%      1.6%       0.4%     0.3%      1.1%         1.7%
----------------------------------------------------------------------------------------------------------
Price/Earnings Ratio                      19x      13x       18x        28x      29x       19x          19x
----------------------------------------------------------------------------------------------------------
Price/Book Value Ratio                   2.4x     2.6x      3.3x       4.6x     6.7x      3.9X         4.0x

*Certain holdings are held by more than one manager.

INVESTMENT GROWTH AS OF JUNE, 2004

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE:
USA) of $6.00 on December 31, 1987, and tracking its progress through June 30, 2004. This covers the period since the Fund commenced its 10 percent distribution policy in 1988.

[CHART]

               BOTTOM           TOP
               PLOT             PLOT
               POINTS           POINTS
               ----------       -------
31-Dec-87      $10,000.00         $0.00
31-Jan-88      $11,666.67         $0.00
29-Feb-88      $11,666.67         $0.00
31-Mar-88      $11,316.67        -$1.32
30-Apr-88      $10,900.00        -$3.74
31-May-88      $10,900.00        -$3.74
30-Jun-88      $12,066.67         $1.61
31-Jul-88      $11,858.34        -$5.56
31-Aug-88      $11,441.67       -$19.91
30-Sep-88      $12,400.00         $7.17
31-Oct-88      $12,191.67        -$6.05
30-Nov-88      $12,608.34        $20.40
31-Dec-88      $13,150.00        $50.20
31-Jan-89      $13,358.34        $69.45
28-Feb-89      $12,733.34        $11.68
31-Mar-89      $13,308.34        $48.90
30-Apr-89      $13,933.34       $126.92
31-May-89      $14,350.00       $178.93
30-Jun-89      $14,541.67       $190.51
31-Jul-89      $14,958.34       $256.86
31-Aug-89      $15,583.34       $356.39
30-Sep-89      $15,791.67       $379.16
31-Oct-89      $15,375.00       $298.26
30-Nov-89      $15,791.67       $379.16
31-Dec-89      $16,400.00       $492.68
31-Jan-90      $15,775.00       $349.82
28-Feb-90      $15,983.34       $397.43
31-Mar-90      $16,141.67       $426.64
30-Apr-90      $15,933.34       $371.99
31-May-90      $16,975.00       $645.27
30-Jun-90      $17,183.34       $684.99
31-Jul-90      $17,183.34       $684.99
31-Aug-90      $15,725.00       $248.19
30-Sep-90      $15,466.67       $151.74
31-Oct-90      $15,883.34       $292.87
30-Nov-90      $16,300.00       $434.01
31-Dec-90      $17,066.67       $686.26
31-Jan-91      $17,483.34       $842.27
28-Feb-91      $19,150.00     $1,466.30
31-Mar-91      $19,983.34     $1,777.03
30-Apr-91      $20,191.67     $1,862.77
31-May-91      $21,233.34     $2,291.40
30-Jun-91      $20,608.34     $2,024.65
31-Jul-91      $20,608.34     $2,024.65
31-Aug-91      $21,041.67     $2,190.00
30-Sep-91      $22,083.34     $2,697.12
31-Oct-91      $21,875.00     $2,595.70
30-Nov-91      $21,891.67     $2,564.52
31-Dec-91      $23,766.67     $3,548.04
31-Jan-92      $23,766.67     $3,548.04
29-Feb-92      $24,633.34     $4,037.35
31-Mar-92      $23,800.00     $3,567.46
30-Apr-92      $23,800.00     $3,699.54
31-May-92      $24,216.67     $3,937.63
30-Jun-92      $24,041.67     $3,829.68
31-Jul-92      $25,083.34     $4,467.01
31-Aug-92      $24,891.67     $4,366.57
30-Sep-92      $24,266.67     $3,958.93
31-Oct-92      $24,683.34     $4,230.69
30-Nov-92      $25,966.67     $5,080.08
31-Dec-92      $26,175.01     $5,224.57
31-Jan-93      $25,966.67     $5,080.09
28-Feb-93      $26,175.01     $5,224.58
31-Mar-93      $26,216.67     $5,273.59
30-Apr-93      $26,000.01     $5,113.98
31-May-93      $26,850.01     $5,779.70
30-Jun-93      $26,641.67     $5,617.23
31-Jul-93      $26,850.01     $5,779.68
31-Aug-93      $27,508.34     $6,317.91
30-Sep-93      $27,300.01     $6,146.17
31-Oct-93      $27,508.34     $6,441.37
30-Nov-93      $27,750.01     $6,675.71
31-Dec-93      $28,258.34     $7,121.90
31-Jan-94      $28,258.34     $7,121.90
28-Feb-94      $28,066.67     $6,976.50
31-Mar-94      $26,816.67     $5,781.64
30-Apr-94      $27,650.01     $6,578.22
31-May-94      $28,066.67     $7,019.42
30-Jun-94      $27,233.34     $6,181.99
31-Jul-94      $27,441.67     $6,391.35
31-Aug-94      $27,441.67     $6,406.67
30-Sep-94      $27,233.34     $6,374.45
31-Oct-94      $26,608.34     $5,706.82
30-Nov-94      $25,966.67     $5,045.74
31-Dec-94      $25,550.01     $4,576.35
31-Jan-95      $25,966.67     $5,045.76
28-Feb-95      $26,991.67     $6,158.91
31-Mar-95      $27,825.01     $7,142.06
30-Apr-95      $28,033.34     $7,387.85
31-May-95      $28,033.34     $7,333.37
30-Jun-95      $28,866.67     $8,361.45
31-Jul-95      $29,075.01     $8,618.47
31-Aug-95      $29,733.34     $9,418.54
30-Sep-95      $29,941.67     $9,687.66
31-Oct-95      $29,941.67     $9,687.66
30-Nov-95      $30,825.01    $10,804.18
31-Dec-95      $31,241.67    $11,367.01
31-Jan-96      $31,450.01    $11,648.42
29-Feb-96      $31,658.34    $11,929.86
31-Mar-96      $32,558.34    $13,139.74
30-Apr-96      $32,141.67    $12,552.06
31-May-96      $32,225.01    $12,683.61
30-Jun-96      $32,016.67    $12,375.77
31-Jul-96      $30,766.67    $10,528.64
31-Aug-96      $32,483.34    $13,039.13
30-Sep-96      $32,900.01    $13,681.13
31-Oct-96      $33,108.34    $14,002.14
30-Nov-96      $33,833.34    $15,119.21
31-Dec-96      $34,050.01    $15,468.24
31-Jan-97      $34,675.01    $16,493.83
28-Feb-97      $35,091.67    $17,177.55
31-Mar-97      $35,416.67    $17,680.44
30-Apr-97      $35,625.01    $18,036.96
31-May-97      $37,200.01    $20,690.20
30-Jun-97      $37,929.17    $21,987.19
31-Jul-97      $38,970.84    $23,840.02
31-Aug-97      $39,137.51    $24,077.79
30-Sep-97      $40,491.67    $26,581.84
31-Oct-97      $38,616.67    $23,114.71
30-Nov-97      $39,704.17    $25,133.28
31-Dec-97      $40,304.17    $26,286.62
31-Jan-98      $40,408.34    $26,495.09
28-Feb-98      $41,658.34    $28,996.70
31-Mar-98      $42,450.01    $30,568.38
30-Apr-98      $41,825.01    $29,271.83
31-May-98      $41,191.67    $28,496.95
30-Jun-98      $42,129.18    $30,546.09
31-Jul-98      $41,816.68    $29,863.01
31-Aug-98      $37,383.34    $19,989.37
30-Sep-98      $39,258.34    $24,261.45
31-Oct-98      $39,779.17    $25,448.16
30-Nov-98      $41,700.01    $29,861.81
31-Dec-98      $42,012.51    $30,601.70
31-Jan-99      $41,908.34    $30,355.07
28-Feb-99      $41,595.84    $29,615.19
31-Mar-99      $42,370.84    $31,418.74
30-Apr-99      $42,891.68    $32,697.64
31-May-99      $43,300.01    $33,660.12
30-Jun-99      $44,550.01    $36,850.10
31-Jul-99      $44,133.34    $35,786.75
31-Aug-99      $42,720.84    $32,192.34
30-Sep-99      $41,783.34    $29,707.43
31-Oct-99      $42,408.34    $31,364.06
30-Nov-99      $41,725.01    $29,635.55
31-Dec-99      $41,204.17    $28,195.89
31-Jan-00      $40,891.67    $27,332.13
29-Feb-00      $40,683.34    $26,756.30
31-Mar-00      $41,962.51    $30,286.59
30-Apr-00      $41,962.51    $30,286.59
31-May-00      $42,666.68    $32,068.95
30-Jun-00      $44,437.51    $37,356.45
31-Jul-00      $44,854.18    $38,600.61
31-Aug-00      $46,200.01    $42,645.12
30-Sep-00      $46,408.34    $43,291.03
31-Oct-00      $46,095.84    $42,322.09
30-Nov-00      $45,133.34    $39,227.62
31-Dec-00      $45,758.34    $41,238.90
31-Jan-01      $47,633.34    $47,272.73
28-Feb-01      $47,266.68    $46,314.98
31-Mar-01      $46,100.01    $42,423.19
30-Apr-01      $47,583.34    $47,371.33
31-May-01      $47,866.68    $48,445.28
30-Jun-01      $48,033.34    $49,019.44
31-Jul-01      $47,133.34    $45,918.83
31-Aug-01      $46,466.68    $44,360.15
30-Sep-01      $44,416.68    $36,982.60
31-Oct-01      $45,216.68    $39,861.69
30-Nov-01      $45,883.34    $42,392.69
31-Dec-01      $45,616.68    $41,403.89
31-Jan-02      $46,000.01    $42,825.28
28-Feb-02      $45,883.34    $42,382.35
31-Mar-02      $45,883.34    $42,382.35
30-Apr-02      $44,200.01    $35,961.30
31-May-02      $44,266.68    $37,182.75
30-Jun-02      $42,250.01    $29,132.59
31-Jul-02      $40,550.01    $22,346.56
31-Aug-02      $41,183.34    $24,972.59
30-Sep-02      $39,266.67    $17,059.87
31-Oct-02      $40,000.01    $20,087.35
30-Nov-02      $41,083.34    $24,656.19
31-Dec-02      $39,666.67    $18,612.41
31-Jan-03      $40,150.01    $20,674.42
28-Feb-03      $39,966.67    $19,834.56
31-Mar-03      $40,100.01    $20,420.64
30-Apr-03      $41,116.67    $24,889.50
31-May-03      $42,333.34    $30,209.75
30-Jun-03      $42,950.01    $32,999.28
31-Jul-03      $43,733.34    $36,542.77
31-Aug-03      $43,616.68    $35,997.72
30-Sep-03      $43,583.34    $35,842.61
31-Oct-03      $45,283.34    $43,752.83
30-Nov-03      $45,633.34    $45,513.88
31-Dec-03      $45,666.68    $45,673.69
31-Jan-04      $46,266.68    $48,549.64
29-Feb-04      $47,033.34    $52,393.52
31-Mar-04      $47,100.01    $52,722.97
30-Apr-04      $47,183.34    $53,134.75
31-May-04      $45,783.34    $46,252.79
30-Jun-04      $46,016.68    $47,440.13

The dark blue region of the graph above reflects the growth of the investment assuming all distributions were received in cash and not reinvested back in the Fund. The value of the investment under this scenario grew to $46,017 (this value includes distributions per share totaling $18.40 during the period, including tax credits of $0.67 per share on retained capital gains).

    The light blue region of the graph depicts additional value realized through reinvestment of all distributions and participation in all the rights offerings under the terms of each offering. On five occasions, the Fund has conducted rights offerings that allowed shareholders to purchase additional shares at a discount. The value of the investment under this scenario grew to $93,457.

                                     TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

                                              RIGHTS OFFERINGS
                                ---------------------------------------------
                                              SHARES NEEDED
                 PER SHARE        MONTH      TO PURCHASE ONE     SUBSCRIPTION      TAX
 YEAR          DISTRIBUTIONS    COMPLETED    ADDITIONAL SHARE        PRICE       CREDITS*
1988             $ 0.64
---------------------------------------------------------------------------------------
1989               0.95
---------------------------------------------------------------------------------------
1990               0.90
---------------------------------------------------------------------------------------
1991               1.02
---------------------------------------------------------------------------------------
1992               1.07           April             10             $ 10.05
---------------------------------------------------------------------------------------
1993               1.07          October            15               10.41         0.18
---------------------------------------------------------------------------------------
1994               1.00         September           15                9.14
---------------------------------------------------------------------------------------
1995               1.04
---------------------------------------------------------------------------------------
1996               1.18                                                            0.13
---------------------------------------------------------------------------------------
1997               1.33                                                            0.36
---------------------------------------------------------------------------------------
1998               1.40           April             20               12.83
---------------------------------------------------------------------------------------
1999               1.39
---------------------------------------------------------------------------------------
2000               1.42
---------------------------------------------------------------------------------------
2001               1.20
---------------------------------------------------------------------------------------
2002               0.88            May              10                8.99
---------------------------------------------------------------------------------------
2003               0.78
---------------------------------------------------------------------------------------
2004
1st Quarter        0.24
2nd Quarter        0.22
---------------------------------------------------------------------------------------

*The Fund's net investment income and net realized capital gains exceeded the amount to be distributed under the Fund's 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

TOP 50 HOLDINGS

 RANK AS      RANK AS                                                    MARKET      PERCENT OF
OF 6/30/04   OF 3/31/04   SECURITY NAME                               VALUE ($000)   NET ASSETS
     1            1       The Boeing Co.                                $ 26,642        2.3%
     2            2       Genentech, Inc.                                 23,064        2.0
     3            4       Intel Corp.                                     21,520        1.8
     4            5       Morgan Stanley                                  21,221        1.8
     5           16       Bank of America Corp.                           20,419        1.7
     6            3       The Progressive Corp.                           19,799        1.7
     7           18       Yahoo! Inc.                                     18,096        1.5
     8           14       Amazon.com, Inc.                                17,218        1.5
     9            6       Citigroup, Inc.                                 15,997        1.4
    10            8       Freddie Mac                                     15,168        1.3
    11           25       eBay, Inc.                                      15,061        1.3
    12           10       Baxter International, Inc.                      14,762        1.3
    13            7       Amgen, Inc.                                     14,630        1.2
    14           12       Cisco Systems, Inc.                             14,374        1.2
    15           15       The Gap, Inc.                                   14,017        1.2
    16           21       Tyco International Ltd.                         13,803        1.2
    17           30       Loews Corp.                                     13,606        1.2
    18            9       Applied Materials, Inc.                         13,564        1.2
    19           20       CIT Group, Inc.                                 13,097        1.1
    20           17       Novellus Systems, Inc.                          12,711        1.1
    21           24       General Electric Co.                            12,237        1.0
    22           22       American International Group, Inc.              12,128        1.0
    23           29       Hewlett-Packard Co.                             11,552        1.0
    24           34       Bristol-Myers Squibb Co.                        11,498        1.0
    25           26       Network Appliance, Inc.                         11,219        1.0
    26           23       Merrill Lynch & Co., Inc.                       11,120        0.9
    27           28       Sara Lee Corp.                                  11,010        0.9
    28           33       Maxim Integrated Products, Inc.                 10,919        0.9
    29           13       Liberty Media Corp., Class A                    10,375        0.9
    30           27       Aon Corp.                                       10,360        0.9
    31           38       QUALCOMM, Inc.                                  10,115        0.9
    32           95       MetLife, Inc.                                   10,104        0.9
    33           35       Computer Associates International, Inc.          9,980        0.8
    34           39       Starwood Hotels & Resorts Worldwide, Inc.        9,874        0.8
    35           40       The Walt Disney Co.                              9,559        0.8
    36           43       ConocoPhillips                                   9,180        0.8
    37           59       Whirlpool Corp.                                  8,767        0.7
    38           37       Symantec Corp.                                   8,756        0.7
    39           44       BP p.l.c.                                        8,506        0.7
    40           74       Reliant Energy, Inc.                             8,381        0.7
    41           50       Dell, Inc.                                       8,335        0.7
    42           11       CIGNA Corp.                                      8,092        0.7
    43           51       MedImmune, Inc.                                  7,839        0.7
    44           19       J.C. Penney Co., Inc.                            7,752        0.7
    45           41       Pfizer, Inc.                                     7,713        0.7
    46           48       XM Satellite Radio Holdings, Inc., Class A       7,646        0.7
    47           42       Xilinx, Inc.                                     7,635        0.6
    48           99       Union Pacific Corp.                              7,586        0.6
    49           68       CVS Corp.                                        7,538        0.6
    50           93       Johnson Controls, Inc.                           7,461        0.6

                                       MAJOR STOCK CHANGES IN THE SECOND QUARTER

The following are the major ($4.0 million or more) stock changes - both purchases and sales - that were made in the Fund's portfolio during the second quarter of 2004.

                                                                           SHARES AS
  SECURITY NAME                                    PURCHASES (SALES)       OF 6/30/04
  PURCHASES
  Adobe Systems, Inc.                                   135,000              135,000
  HCA, Inc.                                             122,250              122,250
  MetLife, Inc.                                         129,850              281,850
  Morgan Stanley                                         84,000              402,150

  SALES
  AT&T Wireless Services, Inc.                         (442,700)             285,575
  BellSouth Corp.                                      (334,425)                   0
  CIGNA Corp.                                          (128,225)             117,600
  CONSOL Energy, Inc.                                  (189,375)                   0
  Expeditors International of Washington, Inc.         (116,000)                   0
  Kerr-McGee Corp.                                     (112,100)                   0
  Manpower, Inc.                                        (98,600)                   0
  Monsanto Co.                                         (123,175)                   0
  J.C. Penney Co., Inc.                                (150,450)             205,300
  PG&E Corp.                                           (165,650)             178,450

MANAGER INTERVIEW

PHOTO OF ARNOLD C. SCHNEIDER, III
ARNOLD C. SCHNEIDER, III
President and Chief Investment Officer
Schneider Capital Management Corporation

WHEN A STOCK IS OUT OF FAVOR, IT MIGHT FIND A FRIEND IN SCM--IF THERE'S REASON TO ANTICIPATE A REBOUND IN FUNDAMENTALS

SCHNEIDER CAPITAL MANAGEMENT (SCM) IS A VALUE STYLE MANAGER PRACTICING A DISCIPLINED FUNDAMENTAL APPROACH TO ADD VALUE OVER TIME. A RESEARCH-INTENSIVE MANAGER, SCM FOCUSES ON UNCOVERING NEW IDEAS IN THE BELIEF THAT THE BROADER MARKET IS SLOW TO REACT TO CHANGE, PARTICULARLY WHERE OUT-OF-FAVOR STOCKS ARE CONCERNED. OWNING THESE STOCKS BEFORE THEY EXPERIENCE A REBOUND IN EARNINGS AND COME TO THE ATTENTION OF OTHER INVESTORS CREATES THE OPPORTUNITY FOR PRICE APPRECIATION BEFORE FUNDAMENTALS WARRANT THE STOCK BE SOLD. RECENTLY, WE HAD THE OPPORTUNITY TO SPEAK WITH ARNOLD C. SCHNEIDER, III, CFA, THE FIRM'S FOUNDER, PRESIDENT AND CHIEF INVESTMENT OFFICER.

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE PORTFOLIO MANAGER'S POSITION AT THE TIME OF THE DISCUSSION (JULY 2004) AND ARE SUBJECT TO CHANGE.

LAMCO: THE LAST TIME WE SPOKE IN DEPTH FOR A SHAREHOLDER REPORT WAS IN THE FIRST QUARTER OF 2002, AND THAT WAS ALSO YOUR FIRST INTERVIEW FOR LIBERTY ALL-STAR EQUITY FUND. AS A REFRESHER AND FOR THE BENEFIT OF NEW FUND SHAREHOLDERS, TELL US A LITTLE ABOUT SCM.

SCHNEIDER: We started Schneider Capital Management in 1996. We're located in Wayne, Pennsylvania, and the firm is 100 percent employee owned. We have about $3 billion in total assets under management. Our clients are mostly institutions, including corporations, endowments, foundations and public retirement systems.

    As to our investment philosophy, it's one of deep value. We focus on companies that are out-of-favor in the marketplace but that, in our assessment, have the ability to repair their current performance and return to former levels of earnings. We generally expect to see improvement in these companies' fundamentals around a year after their purchase. SCM has a solid research foundation focused on new idea generation, and we believe in managing relatively concentrated portfolios that are focused on the best ideas our research process can produce.

LAMCO: You describe Schneider Capital Management as "research intensive." Given that many, if not most, managers use or rely on research, what is unique or differentiating about SCM's research?

SCHNEIDER: For one thing, we try to

[SIDENOTE]

"WE FOCUS ON COMPANIES THAT ARE OUT-OF-FAVOR IN THE MARKETPLACE BUT THAT...HAVE THE ABILITY TO REPAIR THEIR CURRENT PERFORMANCE AND RETURN TO FORMER LEVELS OF EARNINGS."

focus on the future. Spending time on the past or present simply isn't productive because all of that is already fully discounted in the marketplace. We also try to be relatively efficient by focusing only on those elements of a company's business that will ultimately drive its profitability. Finally, ours is very much a hands-on process. We're quite independent, we have our own point of view and we don't rely on quantitative research or computer screens.

LAMCO: YOUR "SCM VALUE CYCLE" ILLUSTRATES YOUR PHILOSOPHY QUITE WELL. WOULD YOU DESCRIBE IT FOR US?

SCHNEIDER: There are five phases to the SCM value cycle--reject, consider, buy, hold and sell.

    Taking them in order, the "reject" stage is what's sometimes called the "value trap" stage. That's when a company's stock appears to be cheap but really isn't, either because earnings are unsustainably high or because the industry is about to undergo secular change that's going to cause returns to permanently decline. The "consider" stage is the reject stage after some of the negative elements have been disseminated in the marketplace. At this point, the stock is even cheaper. The negative cards have been turned over and it's now obvious that company fundamentals are deteriorating and the stock is now out of favor and completely friendless. No one is recommending it. We wouldn't buy in the consider stage, however, until we feel that there's a bottom and the fundamentals are no longer declining. That's the point when we move into the "buy" stage--when the stock is undervalued but the fundamentals have at least stopped deteriorating. We aren't necessarily looking for an immediate first leg up. But, we do expect the fundamentals to begin to improve over the ensuing year. The "hold" stage phases in as the fundamentals are starting to turn up. The stock price may be higher, but mostly fundamentals are getting better. Typically, however, the kinds of companies that we own still have a long way to go at this stage, so we let our winners run and we hold our stocks in this category. Ultimately, we move into the "sell" stage either because the stock hits our price target or because the positive fundamentals have now run their course and aren't going to get any better.

LAMCO: IS THERE SUCH A THING AS A TYPICAL HOLDING PERIOD?

SCHNEIDER: We really don't have a typical holding period. If we miss on a stock and it turns out to be a loser, we will hold it for a very short period of time. On the other hand, we will hold some of our winners for five years or longer. If pressed, I would say that our successful investments most often fall into the three- to four-year timeframe.

LAMCO: INVESTORS READ AND HEAR A LOT ABOUT MACRO FACTORS THESE DAYS. THEY INCLUDE INFLATION, HIGHER INTEREST RATES, HIGH OIL PRICES, PRESIDENTIAL POLITICS AND GEOPOLITICAL TENSIONS. TO WHAT EXTENT DO YOU FACTOR TOP-DOWN CONCERNS INTO YOUR THINKING, OR ARE YOU STRICTLY BOTTOM-UP?

SCHNEIDER: We do use macro factors to provide a framework for our decision-making, but macro factors don't play a

[SIDENOTE]

"...WE BELIEVE IN MANAGING RELATIVELY CONCENTRATED PORTFOLIOS THAT ARE FOCUSED ON THE BEST IDEAS OUR RESEARCH PROCESS CAN PRODUCE."

significant role in our stock selection process. We're primarily a bottom-up stock picker. We mostly use macro factors to keep us away from certain areas as opposed to guiding us towards areas for investment.

LAMCO: EARLIER, YOU MENTIONED YOUR BELIEF IN CONCENTRATED PORTFOLIOS WHERE YOU CAN LET YOUR BEST IDEAS IMPACT OVERALL PERFORMANCE. CAN YOU DESCRIBE A TYPICAL SCHNEIDER PORTFOLIO?

SCHNEIDER: We usually have 50 to 60 stocks, with the top 10 holdings representing one-third of the market value of the portfolio. We have industry and sector weightings that are often meaningfully different from a large cap value benchmark, such as the Russell 1000 Value Index. We're not trying to replicate benchmarks because we don't closet index. We let bottom-up decisions lead us to our weightings.

LAMCO: YOU PRACTICE A RIGOROUS SELL DISCIPLINE. CAN YOU SUMMARIZE IT FOR US?

SCHNEIDER: I already mentioned two of the ways we sell: when a stock reaches its target price or when the fundamentals begin to deteriorate. A third way would be if a new idea has better investment potential versus an older idea that may not necessarily have reached its target but has lower potential than the new one. So, we would trim the existing holding to make room for the new one. The other scenario is just a matter of portfolio construction--if there's a certain industry exposure that becomes too great or if a single position just becomes too large. We don't want any single holding to exceed 5 percent of the portfolio at cost or 8 percent of the portfolio at market value.

LAMCO: CATCH US UP ON HOW, IN GENERAL, VALUE PERFORMED THROUGH 2003 AND THE FIRST HALF OF 2004.

SCHNEIDER: Two thousand three was a pretty broad-based rally, so growth and value did fairly similarly. This year, the value indices have resumed their outperformance of the earlier years of the decade, mostly because tech stocks have lagged and they are more widely represented in the growth indices.

LAMCO: AND HOW IS THAT INFLUENCED BY CAPITALIZATION IN TERMS OF LARGE CAP, MID-CAP AND SMALL CAP? IS THAT PRETTY MUCH TRUE ACROSS THE BOARD?

SCHNEIDER: Yes, it has just been an unbelievable five- to six-year period... very consistent beginning in late 1998. Small caps have beat mid-caps, which have beat large caps. We have been favorably disposed towards small cap stocks, but their terrific outperformance over mid-caps and the mid-caps' outperformance over large caps has narrowed the valuation gap. So, at least from a valuation standpoint, the gap has been closed, although the market can sometimes carry that beyond where it should go.

LAMCO: PERHAPS WE COULD CLOSE BY ASKING YOU TO DESCRIBE A COUPLE OF STOCKS THAT ARE IN THE PORTION OF THE LIBERTY ALL-STAR EQUITY FUND PORTFOLIO THAT YOU MANAGE AND WHY THEY EXEMPLIFY THE SCM APPROACH TO INVESTING.

[SIDENOTE]

"...WE TRY TO FOCUS ON THE FUTURE. SPENDING TIME ON THE PAST OR PRESENT SIMPLY ISN'T PRODUCTIVE BECAUSE ALL OF THAT IS ALREADY FULLY DISCOUNTED IN THE MARKETPLACE."

SCHNEIDER: J. C. Penney has been one of our best stocks since we've been managing for Liberty All-Star Equity Fund. It is a company that has been totally transformed over the last two and one-half years under the leadership of Chairman and CEO Allen Questrom. He has replaced virtually the entire executive management of the company. It was a company that had become moribund and lost its way--there was no vision or leadership. Questrom has brought in a plan and a strategy and now the company has become a real leader, gaining market share versus its competitors every year. Margins are in the process of moving from 2 percent in the department store division to the 6 to 7 percent range. It's just a tremendous turnaround. The stock has more than doubled in a period where the market has been relatively flat. This is a classic broken stock, not necessarily a broken company. It has been completely revitalized under new leadership and is now considered to be a very well run company. Now the stock is in favor, with a couple of people recommending it when no one recommended it three years ago. So, J.C. Penney is a stock that represents our style well.

LAMCO: WHERE DID QUESTROM COME FROM?

SCHNEIDER: He has a background with Federated Department Stores and Barney's, so he has been in the retail business his whole career, and has a very strong track record. Once again, he is achieving great results.

LAMCO: CAN YOU DESCRIBE ANOTHER STOCK?

SCHNEIDER: A second one would be Tyco International. Obviously, this is a company that has been under a lot of press scrutiny, given the issues surrounding former CEO Dennis Kozlowski, and it could be considered a controversial stock. But, the fact is that it is a company with leadership positions in most of its businesses and it generates strong free cash flow. The old management was forced out under the scandal and Edward Breen came in from Motorola to be chairman and CEO. He has a good reputation for operations, and that's what the company needed because a lot of its divisions had lost their way. And, even though the company had leadership positions in their industries, many divisions were underperforming. Breen has instituted six sigma quality programs and other initiatives to improve operations. Earnings were in the $1.25 range when we bought the stock and we believe that they should improve to over $2 a share in the next couple of years. The stock has not jumped as much as J.
C. Penney but it has gone from the high teens to over $30 a share today. So, it has been a good performer and, just like J. C. Penney, we think it has more upside potential.

LAMCO: THANK YOU FOR ANOTHER INTERESTING INTERVIEW.

[SIDENOTE]

"...WE WILL HOLD SOME OF OUR WINNERS FOR FIVE YEARS OR LONGER. IF PRESSED, I WOULD SAY THAT OUR SUCCESSFUL INVESTMENTS MOST OFTEN FALL INTO THE THREE- TO FOUR-YEAR TIMEFRAME."

"WE'RE PRIMARILY A BOTTOM-UP STOCK PICKER. WE MOSTLY USE MACRO FACTORS TO KEEP US AWAY FROM CERTAIN AREAS AS OPPOSED TO GUIDING US TOWARDS AREAS FOR INVESTMENT."

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

  COMMON STOCKS (98.5%)                                       SHARES     MARKET VALUE
  CONSUMER DISCRETIONARY (16.0%)

  AUTO COMPONENTS (1.0%)
  Johnson Controls, Inc.                                      139,775   $     7,461,190
  Visteon Corp.                                               402,975         4,702,718
                                                                        ---------------
                                                                             12,163,908
                                                                        ---------------

  AUTOMOBILES (0.4%)
  Harley-Davidson, Inc.                                        72,900         4,515,426
                                                                        ---------------

  HOTELS, RESTAURANTS & LEISURE (2.7%)
  Carnival Corp.                                              147,850         6,948,950
  International Game Technology                                75,000         2,895,000
  MGM Mirage (a)                                               50,000         2,347,000
  Starbucks Corp. (a)                                         164,360         7,146,373
  Starwood Hotels & Resorts Worldwide, Inc.                   220,150         9,873,727
  Wendy's International, Inc.                                  65,000         2,264,600
                                                                        ---------------
                                                                             31,475,650
                                                                        ---------------

  HOUSEHOLD DURABLES (1.1%)
  Newell Rubbermaid, Inc.                                     175,150         4,116,025
  Whirlpool Corp.                                             127,800         8,767,080
                                                                        ---------------
                                                                             12,883,105
                                                                        ---------------

  INTERNET & CATALOG RETAIL (2.7%)
  Amazon.com, Inc. (a)                                        316,500        17,217,600
  eBay, Inc. (a)                                              163,800        15,061,410
                                                                        ---------------
                                                                             32,279,010
                                                                        ---------------

  LEISURE EQUIPMENT & PRODUCTS (0.4%)
  Brunswick Corp.                                              74,850         3,053,880
  Mattel, Inc.                                                 99,400         1,814,050
                                                                        ---------------
                                                                              4,867,930
                                                                        ---------------

  MEDIA (3.6%)
  Comcast Corp., Class A (a)                                   79,000         2,181,190
  Interpublic Group of Companies, Inc. (a)                    203,000         2,787,190
  Liberty Media Corp., Class A (a)                          1,154,092        10,375,287
  Liberty Media International, Inc., Class A (a)               74,660         2,769,886
  Pixar, Inc. (a)                                              98,000         6,811,980
  The Walt Disney Co.                                         375,000         9,558,750
  XM Satellite Radio Holdings, Inc., Class A (a)              280,180         7,646,112
                                                                        ---------------
                                                                             42,130,395
                                                                        ---------------

                                           See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                   SHARES     MARKET VALUE
  MULTI-LINE RETAIL (1.3%)
  J.C. Penney Co., Inc.                                       205,300   $     7,752,128
  Kohl's Corp. (a)                                             61,600         2,604,448
  Wal-Mart Stores, Inc.                                        90,500         4,774,780
                                                                        ---------------
                                                                             15,131,356
                                                                        ---------------

  SPECIALTY RETAIL (2.8%)
  Circuit City Stores, Inc.                                    88,600         1,147,370
  The Gap, Inc.                                               578,000        14,016,500
  The Home Depot, Inc.                                        143,000         5,033,600
  Office Depot, Inc. (a)                                      238,400         4,269,744
  RadioShack Corp.                                            187,700         5,373,851
  TJX Companies, Inc.                                         130,000         3,138,200
                                                                        ---------------
                                                                             32,979,265
                                                                        ---------------

  CONSUMER STAPLES (3.9%)

  FOOD & STAPLES RETAILING (1.0%)
  CVS Corp.                                                   179,400         7,538,388
  Walgreen Co.                                                123,200         4,461,072
                                                                        ---------------
                                                                             11,999,460
                                                                        ---------------

  FOOD PRODUCTS (2.6%)
  Archer-Daniels-Midland Co.                                  145,450         2,440,651
  General Mills, Inc.                                         128,700         6,117,111
  Sara Lee Corp.                                              478,900        11,009,911
  Smithfield Foods, Inc. (a)                                  140,525         4,131,435
  Tate & Lyle PLC (b)                                         280,450         6,713,468
                                                                        ---------------
                                                                             30,412,576
                                                                        ---------------

  TOBACCO (0.3%)
  Altria Group, Inc.                                           68,950         3,450,947
                                                                        ---------------

  ENERGY (3.0%)

  ENERGY EQUIPMENT & SERVICES (1.1%)
  Halliburton Co.                                             140,000         4,236,400
  Schlumberger Ltd.                                            60,000         3,810,600
  Tidewater, Inc.                                             176,000         5,244,800
                                                                        ---------------
                                                                             13,291,800
                                                                        ---------------

See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                   SHARES     MARKET VALUE
  OIL & GAS (1.9%)
  BP p.l.c. (b)                                               158,775   $     8,505,577
  ConocoPhillips                                              120,325         9,179,594
  Premcor, Inc. (a)                                           130,475         4,892,813
                                                                        ---------------
                                                                             22,577,984
                                                                        ---------------

  FINANCIALS (21.4%)

  CAPITAL MARKETS (3.7%)
  The Charles Schwab Corp.                                    683,620         6,569,588
  Goldman Sachs Group, Inc.                                    45,000         4,237,200
  Merrill Lynch & Co., Inc.                                   206,000        11,119,880
  Morgan Stanley                                              402,150        21,221,456
                                                                        ---------------
                                                                             43,148,124
                                                                        ---------------

  COMMERCIAL BANKS (2.7%)
  Bank of America Corp. (c)                                   241,305        20,419,229
  Bank of New York Co., Inc.                                  212,000         6,249,760
  Comerica, Inc.                                               86,750         4,760,840
                                                                        ---------------
                                                                             31,429,829
                                                                        ---------------

  DIVERSIFIED FINANCIAL SERVICES (2.9%)
  CIT Group, Inc.                                             342,050        13,097,095
  Citigroup, Inc.                                             344,025        15,997,163
  J.P. Morgan Chase & Co.                                     144,100         5,586,757
                                                                        ---------------
                                                                             34,681,015
                                                                        ---------------

  INSURANCE (8.8%)
  AFLAC, Inc.                                                 173,700         7,088,697
  Allstate Corp.                                              141,525         6,587,989
  American International Group, Inc.                          170,150        12,128,292
  Aon Corp.                                                   363,900        10,360,233
  Genworth Financial, Inc., Class A (a)                       182,900         4,197,555
  Loews Corp.                                                 226,925        13,606,423
  Marsh & McLennan Companies, Inc.                             92,000         4,174,960
  MBIA, Inc.                                                   83,225         4,753,812
  MetLife, Inc.                                               281,850        10,104,322
  The Progressive Corp.                                       232,105        19,798,556
  Torchmark Corp.                                              97,575         5,249,535
  XL Capital Ltd., Class A                                     77,100         5,817,966
                                                                        ---------------
                                                                            103,868,340
                                                                        ---------------

                                           See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                   SHARES     MARKET VALUE
  REAL ESTATE (0.9%)
  CB Richard Ellis Group, Inc., Class A (a)                   170,325   $     3,253,208
  Crescent Real Estate Equities Co.                           236,125         3,806,335
  The St. Joe Co.                                             101,475         4,028,557
                                                                        ---------------
                                                                             11,088,100
                                                                        ---------------

  THRIFTS & MORTGAGE FINANCE (2.4%)
  Fannie Mae                                                   97,700         6,971,872
  Freddie Mac                                                 239,625        15,168,262
  The PMI Group, Inc.                                          79,150         3,444,608
  Radian Group, Inc.                                           51,525         2,468,048
                                                                        ---------------
                                                                             28,052,790
                                                                        ---------------

  HEALTH CARE (15.3%)

  BIOTECHNOLOGY (6.5%)
  Affymetrix, Inc. (a)                                        177,000         5,793,210
  Amgen, Inc. (a)                                             268,100        14,630,217
  Biogen Idec, Inc. (a)                                       112,000         7,084,000
  Cephalon, Inc. (a)                                          100,000         5,400,000
  Genentech, Inc. (a)                                         410,400        23,064,480
  Genzyme Corp. (a)                                           138,000         6,531,540
  Invitrogen Corp. (a)                                         87,000         6,263,130
  MedImmune, Inc. (a)                                         335,000         7,839,000
                                                                        ---------------
                                                                             76,605,577
                                                                        ---------------

  HEALTH CARE EQUIPMENT & SUPPLIES (2.8%)
  Alcon, Inc.                                                  74,000         5,820,100
  Baxter International, Inc.                                  427,750        14,761,653
  Fisher Scientific International, Inc. (a)                   120,000         6,930,000
  Guidant Corp.                                                99,000         5,532,120
                                                                        ---------------
                                                                             33,043,873
                                                                        ---------------

  HEALTH CARE PROVIDERS & SERVICES (2.2%)
  Aetna, Inc.                                                  24,750         2,103,750
  AmerisourceBergen Corp.                                      43,550         2,603,419
  CIGNA Corp.                                                 117,600         8,092,056
  HCA, Inc.                                                   122,250         5,084,377
  McKesson Corp.                                               71,300         2,447,729
  Tenet Healthcare Corp. (a)                                  389,300         5,220,513
                                                                        ---------------
                                                                             25,551,844
                                                                        ---------------

See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                   SHARES     MARKET VALUE
  PHARMACEUTICALS (3.8%)
  Bristol-Myers Squibb Co.                                    469,300   $    11,497,850
  Eli Lilly and Co.                                           104,800         7,326,568
  Merck & Co., Inc.                                           149,000         7,077,500
  Pfizer, Inc.                                                225,000         7,713,000
  Teva Pharmaceutical Industries Ltd. (b)                      55,000         3,700,950
  Wyeth                                                       190,000         6,870,400
                                                                        ---------------
                                                                             44,186,268
                                                                        ---------------

  INDUSTRIALS (9.7%)

  AEROSPACE & DEFENSE (2.5%)
  The Boeing Co.                                              521,475        26,642,158
  Bombardier, Inc., Class B                                   942,450         2,830,730
                                                                        ---------------
                                                                             29,472,888
                                                                        ---------------

  AIR FREIGHT & LOGISTICS (1.0%)
  FedEx Corp.                                                  71,000         5,799,990
  Ryder System, Inc.                                          136,000         5,449,520
                                                                        ---------------
                                                                             11,249,510
                                                                        ---------------

  AIRLINES (0.2%)
  Southwest Airlines Co.                                      175,000         2,934,750
                                                                        ---------------

  COMMERCIAL SERVICES & SUPPLIES (1.0%)
  Apollo Group, Inc., Class A (a)                              58,400         5,156,136
  Cendant Corp.                                               275,825         6,752,196
                                                                        ---------------
                                                                             11,908,332
                                                                        ---------------

  ELECTRICAL EQUIPMENT (0.6%)
  American Power Conversion Corp.                             355,000         6,975,750
                                                                        ---------------

  INDUSTRIAL CONGLOMERATES (2.2%)
  General Electric Co.                                        377,700        12,237,480
  Tyco International Ltd.                                     416,500        13,802,810
                                                                        ---------------
                                                                             26,040,290
                                                                        ---------------

  MACHINERY (0.6%)
  Navistar International Corp. (a)                            170,900         6,624,084
                                                                        ---------------

  ROAD & RAIL (1.6%)
  CSX Corp.                                                   186,150         6,100,136
  Swift Transportation Co., Inc. (a)                           92,550         1,661,273

                                           See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                   SHARES     MARKET VALUE
  ROAD & RAIL (CONTINUED)
  Union Pacific Corp.                                         127,600   $     7,585,820
  Werner Enterprises, Inc.                                    168,450         3,554,295
                                                                        ---------------
                                                                             18,901,524
                                                                        ---------------

  INFORMATION TECHNOLOGY (23.3%)

  COMMUNICATIONS EQUIPMENT (2.9%)
  Adaptec, Inc. (a)                                           475,000         4,018,500
  Cisco Systems, Inc. (a)                                     606,500        14,374,050
  Nokia Oyj (b)                                               370,000         5,379,800
  QUALCOMM, Inc.                                              138,600        10,115,028
                                                                        ---------------
                                                                             33,887,378
                                                                        ---------------

  COMPUTERS & PERIPHERALS (3.5%)
  Dell, Inc. (a)                                              232,700         8,335,314
  EMC Corp. (a)                                               547,500         6,241,500
  Hewlett-Packard Co.                                         547,475        11,551,722
  Network Appliance, Inc. (a)                                 521,100        11,219,283
  Sun Microsystems, Inc. (a)                                  931,200         4,041,408
                                                                        ---------------
                                                                             41,389,227
                                                                        ---------------

  ELECTRONIC EQUIPMENT & INSTRUMENTS (3.6%)
  Agilent Technologies, Inc. (a)                              219,050         6,413,784
  Avnet, Inc. (a)                                             296,275         6,725,442
  Celestica, Inc. (a)                                          53,700         1,071,315
  Jabil Circuit, Inc. (a)                                     206,000         5,187,080
  Sanmina-SCI Corp. (a)                                       717,275         6,527,202
  Symbol Technologies, Inc.                                   505,000         7,443,700
  Vishay Intertechnology, Inc. (a)                            185,000         3,437,300
  Waters Corp. (a)                                            121,000         5,781,380
                                                                        ---------------
                                                                             42,587,203
                                                                        ---------------

  INTERNET SOFTWARE & SERVICES (1.5%)
  Yahoo! Inc. (a)                                             498,100        18,095,973
                                                                        ---------------

  IT SERVICES (0.6%)
  BearingPoint, Inc. (a)                                      329,830         2,925,592
  Electronic Data Systems Corp.                               169,575         3,247,361
  Ingram Micro, Inc., Class A (a)                              38,300           554,201
                                                                        ---------------
                                                                              6,727,154
                                                                        ---------------

See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                   SHARES      MARKET VALUE
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.3%)
  Analog Devices, Inc.                                        155,000   $     7,297,400
  Applied Materials, Inc. (a)                                 691,320        13,563,698
  Intel Corp.                                                 779,700        21,519,720
  Maxim Integrated Products, Inc.                             208,300        10,919,086
  Micron Technology, Inc. (a)                                 184,300         2,821,633
  Novellus Systems, Inc. (a)                                  404,300        12,711,192
  ON Semiconductor Corp. (a)                                  213,150         1,070,013
  Teradyne, Inc. (a)                                           90,350         2,050,945
  Texas Instruments, Inc.                                     240,000         5,803,200
  Xilinx, Inc. (a)                                            229,200         7,634,652
                                                                        ---------------
                                                                             85,391,539
                                                                        ---------------

  SOFTWARE (3.9%)
  Adobe Systems, Inc.                                         135,000         6,277,500
  Computer Associates International, Inc.                     355,675         9,980,241
  Microsoft Corp.                                             254,800         7,277,088
  Oracle Corp. (a)                                            550,000         6,561,500
  Symantec Corp. (a)                                          200,000         8,756,000
  VERITAS Software Corp. (a)                                  264,000         7,312,800
                                                                        ---------------
                                                                             46,165,129
                                                                        ---------------

  MATERIALS (2.6%)

  CHEMICALS (1.0%)
  Bayer AG (b)                                                 42,950         1,254,140
  The Dow Chemical Co.                                         69,175         2,815,423
  IMC Global, Inc.                                            551,425         7,389,095
                                                                        ---------------
                                                                             11,458,658
                                                                        ---------------

  METALS & MINING (0.7%)
  Alcan, Inc.                                                 113,675         4,706,145
  Freeport-McMoRan Copper & Gold, Inc., Class B                91,686         3,039,391
                                                                        ---------------
                                                                              7,745,536
                                                                        ---------------

  PAPER & FOREST PRODUCTS (0.9%)
  Abitibi Consolidated, Inc.                                  637,775         4,387,892
  Domtar, Inc.                                                251,575         3,255,380
  International Paper Co.                                      67,440         3,014,568
                                                                        ---------------
                                                                             10,657,840
                                                                        ---------------

                                           See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                   SHARES     MARKET VALUE
  TELECOMMUNICATION SERVICES (0.8%)

  WIRELESS TELECOMMUNICATION SERVICES (0.8%)
  AT&T Wireless Services, Inc. (a)                            285,575   $     4,089,434
  Nextel Communications, Inc., Class A (a)                     80,875         2,156,127
  Telephone and Data Systems, Inc.                             46,275         3,294,780
                                                                        ---------------
                                                                              9,540,341
                                                                        ---------------

  UTILITIES (2.5%)

  ELECTRIC UTILITIES (1.2%)
  FirstEnergy Corp.                                            47,825         1,789,133
  PG&E Corp. (a)                                              178,450         4,985,893
  Wisconsin Energy Corp.                                      221,475         7,222,300
                                                                        ---------------
                                                                             13,997,326
                                                                        ---------------

  MULTI-UTILITIES & UNREGULATED POWER (1.3%)
  NRG Energy, Inc. (a)                                        191,800         4,756,640
  Reliant Resources, Inc. (a)                                 773,850         8,380,796
  Scana Corp.                                                  67,725         2,463,158
                                                                        ---------------
                                                                             15,600,594
                                                                        ---------------

  TOTAL COMMON STOCKS (COST OF $1,057,548,182)                            1,159,165,598
                                                                        ---------------

  CONVERTIBLE BONDS (0.1%)        INTEREST      MATURITY        PAR
                                    RATE          DATE         VALUE
  INDUSTRIALS (0.1%)

  AIRLINES (0.1%)
  Delta Air Lines, Inc.
  (Cost of $1,331,306)              8.00%       06/03/23     $ 1,808,000    1,021,466
                                                                            ---------

See Notes to Schedule of Investments.

  SHORT-TERM INVESTMENT (1.6%)                                          PAR VALUE       MARKET VALUE
  REPURCHASE AGREEMENT (1.6%)
  Repurchase agreement with State Street Bank & Trust Co.,
  dated 06/30/04, due 07/01/04 at 1.17%, collateralized by
  U.S. Treasury Bonds & Notes with various maturities to 02/15/27, market value $19,264,367 (Repurchase proceeds $18,865,613)
  (Cost of $18,865,000)                                                $ 18,865,000    $    18,865,000
                                                                                       ---------------

  TOTAL INVESTMENTS (100.2%) (COST OF $1,077,744,488) (d)                                1,179,052,064
                                                                                       ---------------
  OTHER ASSETS AND LIABILITIES, NET (-0.2%)                                                 (2,893,773)
                                                                                       ---------------
  NET ASSETS (100.0%)                                                                  $ 1,176,158,291
                                                                                       ---------------
  NET ASSET VALUE PER SHARE  (128,306,800 SHARES OUTSTANDING)                          $          9.17
                                                                                       ---------------

  NOTES TO SCHEDULE OF INVESTMENTS:
  (a) Non-income producing security.
  (b) Represents an American Depositary Receipt.
  (c) Investments in affiliates during the six months ended June 30, 2004:

      Security Name: FleetBoston Financial Corp., the parent company of the Investment Advisor prior to April 1, 2004:

      Shares as of 12/31/03:                                            200,000
      Shares purchased:                                                      --
      Shares converted:                                               (200,000)
      Shares as of 6/30/04:                                                  --
      Net realized gain (loss):                                              --
      Dividend income earned:                                       $    50,111
      Value at end of period:                                                --

      Security Name: Bank of America Corp.
      (As a result of the acquisition of FleetBoston Financial Corp. effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor):

      Shares as of 12/31/03:                                                 --
      Shares purchased:                                                 161,800*
      Shares sold:                                                           --
      Shares acquired through acquisition:                               79,505
      Shares as of 6/30/04:                                             241,305
      Net realized gain (loss):                                              --
      Dividend income earned:                                      $    268,724**
      Value at end of period:                                      $ 20,419,229

     *Occurred prior to April 1, 2004.
    **Represents activity for the period April 1, 2004 through June 30, 2004.

  (d) Cost of investments for both financial statement and federal income tax purposes is the same.

            Gross unrealized appreciation and depreciation of investments at June 30, 2004 is as follows:

               Gross unrealized appreciation   $ 196,521,510
               Gross unrealized depreciation     (95,213,934)
                                               -------------
                 Net unrealized appreciation   $ 101,307,576
                                               =============

                                              See Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS

  STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2004 (UNAUDITED)

  ASSETS:
     Unaffiliated investments at market value
       (identified cost $1,059,450,301)                                         $ 1,158,632,835
     Affiliated investments at market value
       (identified cost $18,294,187)                                                 20,419,229
     Receivable for investments sold                                                  6,070,720
     Dividends and interest receivable                                                  736,760
     Foreign tax reclaim                                                                  8,267
     Other assets                                                                        26,400
                                                                                ---------------
           TOTAL ASSETS                                                           1,185,894,211
                                                                                ---------------

  LIABILITIES:
     Due to custodian bank                                                            3,172,683
     Payable for investments purchased                                                5,513,685
     Investment advisory, administrative and bookkeeping/pricing
       fees payable                                                                     858,600
     Accrued expenses                                                                   190,952
                                                                                ---------------
           TOTAL LIABILITIES                                                          9,735,920
                                                                                ---------------
  NET ASSETS                                                                    $ 1,176,158,291
                                                                                ===============

  NET ASSETS REPRESENTED BY:
     Paid-in capital (unlimited number of shares of beneficial interest
       without par value authorized; 128,306,800 shares outstanding)            $ 1,064,178,144
     Accumulated net realized gain on investments                                    10,672,351
     Net unrealized appreciation on investments
       and foreign currency translations                                            101,307,796
                                                                                ---------------

  TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
  OF BENEFICIAL INTEREST ($9.17 PER SHARE)                                      $ 1,176,158,291
                                                                                ===============

See Notes to Financial Statements.

  STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

  INVESTMENT INCOME:
     Dividends                                                                          $    5,810,480
     Dividends from affiliates                                                                 318,835
     Interest                                                                                  178,838
                                                                                        --------------
        TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
          WITHHELD AT SOURCE WHICH AMOUNTED TO $46,424)                                      6,308,153

  EXPENSES:
     Investment advisory fee                                           $   4,172,809
     Administrative fee                                                    1,044,373
     Bookkeeping and pricing fees                                            115,543
     Custodian fee                                                            30,749
     Transfer agent fees                                                      79,277
     Shareholder communication expenses                                      208,471
     Trustees' fees and expenses                                              45,165
     NYSE fee                                                                 58,286
     Miscellaneous expense                                                    74,112
                                                                       -------------
           TOTAL EXPENSES                                                                    5,828,785
                                                                                        --------------
           CUSTODY EARNINGS CREDIT                                                                (311)
                                                                                        --------------
           NET EXPENSES                                                                      5,828,474
                                                                                        --------------

  NET INVESTMENT INCOME                                                                        479,679

  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions:
     Proceeds from sales                                                 491,094,795
     Cost of investments sold                                            408,867,311
                                                                       -------------
           Net realized gain on investment transactions                                     82,227,484

  Net unrealized appreciation on investments and foreign currency:
     Beginning of period                                                 121,537,662
     End of period                                                       101,307,796
                                                                       -------------
           Change in unrealized appreciation-net                                           (20,229,866)
                                                                                        --------------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $   62,477,297
                                                                                        ==============

                                              See Notes to Financial Statements.

  STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                JUNE 30, 2004       DECEMBER 31,
                                                                 (UNAUDITED)            2003
  OPERATIONS:

     Net investment income                                    $        479,679    $     1,019,935

     Net realized gain on investment transactions                   82,227,484         61,134,908

     Change in unrealized appreciation (depreciation)
     on investments and foreign currency-net                       (20,229,866)       279,157,402
                                                              ----------------    ---------------
     Net increase in net assets resulting from operations           62,477,297        341,312,245
                                                              ----------------    ---------------

  DISTRIBUTIONS DECLARED FROM:

     Net investment income                                            (479,679)        (1,019,983)

     Net realized gain on investments                              (57,692,852)       (37,070,493)

     Paid-in capital                                                        --        (57,734,539)
                                                              ----------------    ---------------
     Total distributions                                           (58,172,531)       (95,825,015)
                                                              ----------------    ---------------

  CAPITAL TRANSACTIONS:

     Dividend reinvestments                                         18,933,626         38,881,100
                                                              ----------------    ---------------
     Total increase in net assets                                   23,238,392        284,368,330

  NET ASSETS:

     Beginning of period                                         1,152,919,899        868,551,569
                                                              ----------------    ---------------
     End of period                                            $  1,176,158,291    $ 1,152,919,899
                                                              ================    ===============

See Notes to Financial Statements.

                                               SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2004         ----------------------------------
                                                  (UNAUDITED)           2003         2002         2001
  PER SHARE OPERATING PERFORMANCE:

  Net asset value at beginning of period       $           9.13       $   7.14    $   10.65    $   13.61
                                               ----------------       --------    ---------    ---------
  Income from Investment Operations:

    Net investment income                                    -- (b)       0.01         0.01         0.03

    Net realized and unrealized gain (loss)
    on investments and foreign currency                    0.50           2.76        (2.56)       (1.79)

    Provision for federal income tax                         --             --           --           --
                                               ----------------       --------    ---------    ---------
  Total from Investment Operations                         0.50           2.77        (2.55)       (1.76)
                                               ----------------       --------    ---------    ---------
  Less Distributions from:

    Net investment income                                    -- (b)      (0.01)       (0.01)       (0.03)

    Realized capital gain                                 (0.46)         (0.30)       (0.02)       (1.17)

    Paid-in capital                                          --          (0.47)       (0.85)          --
                                               ----------------       --------    ---------    ---------
  Total Distributions                                     (0.46)         (0.78)       (0.88)       (1.20)
                                               ----------------       --------    ---------    ---------
  Change due to rights offering (c)                          --             --        (0.08)          --

  Impact of shares issued in dividend
    reinvestment (d)                                         --             --           --           --
                                               ----------------       --------    ---------    ---------
  Total Distributions, Reinvestments
    and Rights Offering                                   (0.46)         (0.78)       (0.96)       (1.20)
                                               ----------------       --------    ---------    ---------
  Net asset value at end of period             $           9.17       $   9.13    $    7.14    $   10.65
                                               ================       ========    =========    =========
  Market price at end of period                $           9.21       $   9.46    $    6.64    $   11.09
                                               ================       ========    =========    =========
  TOTAL INVESTMENT RETURN FOR
    SHAREHOLDERS: (e)

  Based on net asset value                                  5.6%(f)       40.7%       (25.0%)      (12.7)%

  Based on market price                                     2.3%(f)       56.7%       (33.0%)        0.0%

  RATIOS AND SUPPLEMENTAL DATA:

  Net assets at end of period (millions)       $          1,176       $  1,153    $     869    $   1,133

  Ratio of expenses to average net
    assets (g)                                             1.01%(h)       1.04%        1.05%        1.03%

  Ratio of net investment income to
    average net assets (g)                                 0.08%(h)       0.11%        0.11%        0.27%

  Portfolio turnover rate                                    40%(f)         64%          83%          64%

  (a) Before provision for federal income tax.

  (b) Rounds to less than $0.01 per share.

  (c) Effect of All-Star's rights offerings for shares at a price below net asset value.

  (d) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

  (e) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.

                                              See Notes to Financial Statements.

                                                                            YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------------------------------------
                                               2000        1999        1998        1997          1996          1995         1994
  PER SHARE OPERATING PERFORMANCE:

  Net asset value at beginning of period     $  14.02    $  14.22    $  13.32    $  11.95      $  11.03      $   9.26    $   10.40
                                             --------    --------    --------    --------      --------      --------    ---------
  Income from Investment Operations:

    Net investment income                        0.05        0.05        0.05        0.05          0.08          0.10         0.11

    Net realized and unrealized gain (loss)
    on investments and foreign currency          0.96        1.22        2.35        3.01(a)       2.15(a)       2.71        (0.20)

    Provision for federal income tax               --          --          --       (0.36)        (0.13)           --           --
                                             --------    --------    --------    --------      --------      --------    ---------
  Total from Investment Operations               1.01        1.27        2.40        2.70          2.10          2.81        (0.09)
                                             --------    --------    --------    --------      --------      --------    ---------
  Less Distributions from:

    Net investment income                       (0.06)      (0.05)      (0.05)      (0.05)        (0.08)        (0.10)       (0.12)

    Realized capital gain                       (1.36)      (1.34)      (1.35)      (1.28)        (1.10)        (0.94)       (0.52)

    Paid-in capital                                --          --          --          --            --            --        (0.36)
                                             --------    --------    --------    --------      --------      --------    ---------
  Total Distributions                           (1.42)      (1.39)      (1.40)      (1.33)        (1.18)        (1.04)       (1.00)
                                             --------    --------    --------    --------      --------      --------    ---------
  Change due to rights offering (c)                --          --       (0.10)         --            --            --        (0.05)

  Impact of shares issued in dividend
    reinvestment (d)                               --       (0.08)         --          --            --            --           --
                                             --------    --------    --------    --------      --------      --------    ---------
  Total Distributions, Reinvestments
    and Rights Offering                         (1.42)      (1.47)      (1.50)      (1.33)        (1.18)        (1.04)       (1.05)
                                             --------    --------    --------    --------      --------      --------    ---------
  Net asset value at end of period           $  13.61    $  14.02    $  14.22    $  13.32      $  11.95      $  11.03    $    9.26
                                             ========    ========    ========    ========      ========      ========    =========
  Market price at end of period              $ 12.375    $ 11.063    $ 12.938    $ 13.313      $ 11.250      $ 10.875    $   8.500
                                             ========    ========    ========    ========      ========      ========    =========
  TOTAL INVESTMENT RETURN FOR
    SHAREHOLDERS: (e)

  Based on net asset value                        8.8%       10.2%       19.8%       26.6%         21.7%         31.8%        (0.8)%

  Based on market price                          25.4%       (4.4)%       9.1%       34.4%         16.2%         41.4%       (14.9)%

  RATIOS AND SUPPLEMENTAL DATA:

  Net assets at end of period (millions)     $  1,376    $  1,396    $  1,351    $  1,150      $    988      $    872    $     710

  Ratio of expenses to average net
    assets (g)                                   0.96%       0.97%       1.00%       1.01%         1.03%         1.06%        1.07%

  Ratio of net investment income to
    average net assets (g)                       0.37%       0.37%       0.39%       0.38%         0.73%         0.92%        1.16%

  Portfolio turnover rate                          83%         90%         76%         99%           70%           54%          44%

  (f) Not annualized.

  (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

  (h) Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2004 (UNAUDITED)

I. ORGANIZATION

Liberty All-Star Equity Fund (the "Fund"), is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

FUND SHARES

The Fund may issue an unlimited number of shares of beneficial interest.

II. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

    Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees (the "Board"), based upon market transactions for normal, institutional-sized trading units of similar securities. The services may use various pricing techniques, which will take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotes are readily available are valued at an over-the-counter or exchange bid quotation.

    Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

    Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

FEDERAL INCOME TAX STATUS

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

III. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
Ordinary income*                                                   $  9,756,164
Long-term capital gain                                               28,334,312
                                                                   ------------
                                                                     38,090,476
Return of capital                                                    53,106,588
                                                                   ------------
                                                                   $ 91,197,064

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

    The source of the distributions in the Statement of Changes in Net Assets for the six-month period ended June 30, 2004 are estimates and are subject to change based on Fund activity through December 31, 2004, the Fund's fiscal year-end.

IV. FEES AND COMPENSATION PAID TO AFFILIATES

Liberty Asset Management Company ("LAMCO"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor of the Fund. Prior to April 1, 2004, LAMCO was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, was acquired by BOA. The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

LAMCO receives a monthly investment advisory fee based on the Fund's average weekly net assets at the following annual rates:

  AVERAGE WEEKLY NET ASSETS                                          FEE RATE
  -------------------------                                          --------
  First $400 million                                                 0.800%
  Next $400 million                                                  0.720%
  Next $400 million                                                  0.648%
  Over $1.2 billion                                                  0.584%

For the six months ended June 30, 2004, the Fund's annualized effective investment advisory fee rate was 0.72%.

    Under Portfolio Manager Agreements, LAMCO pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by LAMCO and is based on the Fund's average weekly net assets at the following annual rates:

  AVERAGE WEEKLY NET ASSETS                                          FEE RATE
  -------------------------                                          --------
  First $400 million                                                 0.400%
  Next $400 million                                                  0.360%
  Next $400 million                                                  0.324%
  Over $1.2 billion                                                  0.292%

ADMINISTRATION FEE

LAMCO provides administrative and other services for a monthly fee based on the Fund's average weekly net assets at the following annual rates:

  AVERAGE WEEKLY NET ASSETS                                          FEE RATE
  -------------------------                                          --------
  First $400 million                                                 0.200%
  Next $400 million                                                  0.180%
  Next $400 million                                                  0.162%
  Over $1.2 billion                                                  0.146%

For the six months ended June 30, 2004, the Fund's annualized effective administration fee rate was 0.18%.

PRICING AND BOOKKEEPING FEES

Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly owned subsidiary of BOA and an affiliate of LAMCO, is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected from the Fund for the services to State Street under the Outsourcing Agreement.

    Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended June 30, 2004, the annualized effective pricing and bookkeeping fee rate was 0.020%.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS

The Fund pays no compensation to its officers, all of whom are employees of LAMCO or its affiliates.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $2,937 to Columbia for such services. This amount is included in "Miscellaneous expense" on the Statement of Operations.

V. PORTFOLIO INFORMATION

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $460,068,509 and $491,094,795, respectively.

VI. CAPITAL TRANSACTIONS

During the six months ended June 30, 2004, and the year ended December 31, 2003, distributions in the amount of $18,933,626 and $38,881,100, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 2,094,335 and 4,584,918 shares, respectively.

VII. SUBSEQUENT EVENT:

RIGHTS OFFERING

In a rights offering commencing June 2004, shareholders were issued non-transferable rights entitling them to subscribe for one additional share for every ten shares held, with the right to subscribe for additional shares not subscribed for by others in the primary subscription. The rights offering expired on July 7, 2004. The Fund issued 15,841,927 shares at $8.34 per share, which represented 95% of the net asset value on July 8, 2004. Total proceeds of the offering amounted to $132,121,671. The issuance of shares at a discount to NAV resulted in dilution to the NAV of $0.05 per share.

                                  DISTRIBUTION POLICY/DIVIDEND REINVESTMENT PLAN

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES AND MAY BE TAXED AS ORDINARY INCOME UP TO THE AMOUNT OF THE FUND'S CURRENT AND ACCUMULATED EARNINGS AND PROFITS. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

DIVIDEND REINVESTMENT PLAN

Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends automatically reinvested in additional shares of the Fund. Participants are kept apprised of the status of their account through quarterly statements.

    For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern Time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 30, 2004, the Annual Meeting of Shareholders of the Fund was held to elect two (2) Trustees and to approve the Fund's Portfolio Management Agreement with each of Pzena Investment Management, LLC and Matrix Asset Advisors, Inc. On March 10, 2004, the record date for the Meeting, the Fund had outstanding 126,212,463 shares of beneficial interest. The votes cast at the Meeting were as follows:

     1. PROPOSAL TO ELECT (2) TRUSTEES:

                                         FOR                WITHHELD
                                         ---                --------
          Richard W. Lowry           101,215,872            1,304,923

          John J. Neuhauser          101,236,008            1,284,787

     The Board of Trustees is divided into the following three classes, each with a term expiring in the indicated year:

                2005                      2006                   2007
                ----                      ----                   ----
             John A. Benning        William E. Mayer       Richard W. Lowry
             James E. Grinnell                             John J. Neuhauser

     2. PROPOSAL TO APPROVE THE FUND'S PORTFOLIO MANAGEMENT AGREEMENT WITH PZENA INVESTMENT MANAGEMENT, LLC:

                For                                    100,390,004

                Against                                    911,070

                Abstain                                  1,219,721

     3. PROPOSAL TO APPROVE THE FUND'S PORTFOLIO MANAGEMENT AGREEMENT WITH MATRIX ASSET ADVISORS, INC.:

                For                                    100,279,089

                Against                                    945,991

                Abstain                                  1,295,715

                                                                           NOTES

NOTES

[ALL-STAR(R) EQUITY FUND LOGO]

FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43010, Providence, Rhode Island 02940-3010
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick and Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

TRUSTEES
John A. Benning*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
Fred H. Wofford, Vice President
J. Kevin Connaughton, Treasurer
Michael G. Clarke, Controller
Vicki L. Benjamin, Chief Accounting Officer
David A. Rozenson, Secretary

* Member of the audit committee.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling 1-800-542-3863 or (2) on the Securities and Exchange Commission's web site at www.sec.gov.

COVER IMAGE OF THE NEW YORK STOCK EXCHANGE FACADE USED WITH PERMISSION OF NYSE.

USA LISTED NYSE

[ALL-STAR(R) EQUITY FUND LOGO]

Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111

USA LISTED NYSE

A MEMBER OF THE
[CLOSED-END FUND
ASSOCIATION, INC. LOGO]
WWW.CLOSED-ENDFUNDS.COM

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the six month period ended June 30, 2004, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 ("Exchange Act"), of shares or other units of any class of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees/Directors since those procedures were last disclosed in response to Item 7(d)(2)(ii)(G) of
Schedule 14A.

ITEM 10. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                 Liberty All-Star Equity Fund
            ---------------------------------------------------------------


By (Signature and Title)     /s/ William R. Parmentier
                        ---------------------------------------------------
                             William R. Parmentier, Jr., President


Date                         September 2, 2004
    -----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)     /s/ William R. Parmentier
                        ---------------------------------------------------
                             William R. Parmentier, Jr., President


Date                         September 2, 2004
    -----------------------------------------------------------------------


By (Signature and Title)     /s/ J. Kevin Connaughton
                        ---------------------------------------------------
                             J. Kevin Connaughton, Treasurer


Date                         September 2, 2004
    -----------------------------------------------------------------------